ADVISORY SERVICES AGREEMENT

            THIS ADVISORY SERVICES AGREEMENT (the "Agreement") is entered into as of this 21st day of September, 1995, by and between OSI Holdings Corp. (on behalf of itself and its subsidiaries), a Delaware corporation (the "Company"), and MDC Management Company III, L.P., a California limited partnership ("MDC").

            WHEREAS, contemporaneously with the execution and delivery of this Agreement the Company and certain subsidiaries of the Company have acquired all of the partnership interests in Account Portfolios, L.P., Perimeter Credit, L.P. and Gulf State Credit, L.P. (the "Acquisition"); and

            WHEREAS, the execution and delivery of this Agreement is a material condition to the consummation of the Acquisition.

            NOW, THEREFORE, in consideration of the mutual promises of the parties hereinafter set forth, MDC and the Company hereto agree as follows:

            1. Retention as Management Advisor. Subject to each of the terms, conditions and provisions of this Agreement, the Company and its subsidiaries hereby retain MDC and MDC hereby agrees to be retained by the Company and its subsidiaries to perform those financial and managerial functions set forth in
Section 4 of this Agreement.

            2. Term.

            2.1 Subject to the provisions for termination set forth herein, this Agreement shall be from the date hereof through September 21, 2005, and automatically renewable annually thereafter unless MDC receives 30 days notice of the termination prior to the renewal date.

            2.2 The Company, by written notice to MDC, authorized by a majority of the directors other than those who are partners, principals or employees of MDC (or an affiliate of MDC), may terminate this Agreement for justifiable cause, which shall mean any of the following events: material breach by MDC of any of its obligations hereunder; misappropriation by MDC of funds or property of the Company or other willful breach in the course of the consultancy; any attempt by MDC to secure personal profit related to the business of the Company and not fairly disclosed to and approved by the Board of Directors or gross neglect by MDC in the fulfillment of its obligations hereunder.

            2.3 MDC, by thirty (30) days' prior written notice to the Company, may terminate this Agreement at any time.

            3. Compensation.

            3.1 Upon execution and delivery of this Agreement, the Company shall pay MDC a transaction fee of $1,600,000 for services rendered on behalf of the Company and its subsidiaries in connection with the Acquisition.

            3.2 As compensation to MDC for its management and advisory services to the Company and its subsidiaries under this Agreement, the Company, on behalf of itself and its subsidiaries, agrees to pay MDC a fee in the amount of three hundred thousand dollars ($300,000) per year. Such fee shall be payable in arrears in equal quarterly installments, on or before the last day of March, June, September and December, commencing on December 31, 1995.

            3.3 MDC shall also be entitled to be reimbursed by the Company for all reasonable out-of-pocket costs and expenses incurred by MDC and any of its partners, employees or affiliates in connection with (i) providing the Services under this Agreement, or (ii) serving as a member of the Board of Directors or as an officer of the Company including, without limitation, all travel expenses. Reimbursement shall be provided upon receipt by the Company of invoices from MDC with respect to such costs and expenses.

            4. Duties as Management Advisor. MDC's duties as a financial and management consultant to the Company and its subsidiaries under the provisions of this Agreement shall include providing services in obtaining equity, debt, lease and acquisition financing, as well as providing other financial and consulting services for the operation and growth of the Company at any time during the term of this Agreement (the "Services"). Such Services shall be rendered upon the reasonable request of the Company. MDC shall devote as much time as reasonably necessary to the affairs of the Company.

            5. Decisions. The Company reserves the right to make all decisions with regard to any matter upon which MDC has rendered its advice and consultation, and there shall be no liability to MDC for any such advice accepted by the Company pursuant to the provisions of this Agreement.

            6. Authority of Management Advisor. MDC shall have authority only to act as a consultant and advisor to the Company. MDC shall have no authority to enter into any agreement or to make any representation, commitment or warranty binding upon the Company or to obtain or incur any right, obligation or liability on behalf of the Company.

            7. Independent Contractor. Except as may be expressly provided elsewhere in this Agreement, MDC shall act as an independent contractor and shall have complete charge of its personnel engaged in the performance of the Services.

            8. Books and Records. MDC's books and records with respect to the Services and any reimbursable costs ("Books and Records") shall be kept at MDC's office located at 3000 Sand Hill Road, Building 3, Suite 290, Menlo Park, California 94025. The Books and Records shall be kept in accordance with recognized accounting principles and practices, consistently applied, and shall be made available for the Company or the Company's representatives' inspection and copying at all times during regular office hours. MDC shall not be required to maintain the Books and Records for more than three (3) years after termination of this Agreement.

            9. Confidential Information.

            9.1 The parties acknowledge that during the course of provision of the Services, the Company may disclose confidential information to MDC or its affiliated companies. MDC shall treat such information as the Company's confidential property and safeguard and keep secret all such information about the Company, including reports and records, customer lists, trade lists, trade practices, and prices pertaining to the Company's business coming to the attention or knowledge of MDC because of any activities conducted by MDC under or pursuant to this Agreement.

            9.2 MDC shall exercise its best efforts and shall cause any of its affiliated companies to exercise their best efforts to prevent any confidential information from being disclosed to third parties, except as necessarily required in the performance of the Services and except under terms of confidentiality satisfactory to the Company. This obligation shall remain in effect until the Company shall release MDC or its affiliated companies from their obligations under this paragraph 9, but in no event later than three (3) years after the completion of the Services. MDC shall not use any of the Company's confidential information in any way that is detrimental to the interests of the Company, directly or indirectly, either during the term of this Agreement or at any time thereafter.

            10. Indemnification. The Company agrees to indemnify and hold MDC and its partners, officers, directors and agents harmless from damages, losses or expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or paid directly or indirectly, by MDC as a result or arising out of any actions taken by MDC in connection with the performance of the Services under this Agreement except to the extent that such actions resulted solely from the gross negligence or willful misconduct of MDC. The Company hereby further agrees to reimburse MDC for all reasonable fees and expenses (including attorneys fees) incurred in connection with defending any such claim to which MDC is a party, as such fees and expenses are incurred by MDC.

            11. Notices and Communications.

            11.1 All communications relating to the day-to-day activities necessary to render the Services shall be exchanged between the respective representatives of the Company and MDC, who will be designated by the parties promptly upon commencement of the Services.

            11.2 All other notices, demands, and communications required or permitted hereunder shall be in writing and shall be delivered personally to the respective representatives of the Company and MDC set forth below or shall be mailed by registered mail, postage prepaid, return receipt requested. Notices, demands and communications hereunder shall be effective: (i) If delivered personally, on delivery; or (ii) if mailed, forty-eight (48) hours after deposit thereof in the United States mail addressed to the party to whom such notice, demand, or communication is given. Until changed by written notice, all such notices, demands and communications shall be addressed as follows:

            If to the Company:   OSI Holdings Corp.
                                 c/o David B. Kreiss
                                 5605 Lake Island Drive
                                 Atlanta, GA  30327
                                 Tel: (404) 250-0707
                                 Fax: (404) 250-0707

            If to MDC:           McCown De Leeuw & Co.
                                 101 East 52nd Street
                                 31st Floor
                                 New York, New York 10022
                                 Attn:  Mr. Tyler Zachem
                                 Tel: (212) 355-5500
                                 Fax: (212) 355-6283 or
                                      (212) 355-6945

            With copies to:      McCown De Leeuw & Co.
                                 3000 Sand Hill Road
                                 Building 3, Suite 290
                                 Menlo Park, CA  94025
                                 Attn: Mr. Steven A.
                                       Zuckerman
                                 Tel: (415) 854-6000
                                 Fax: (415) 854-0853

            12. Assignments. MDC shall not assign this Agreement in whole or in part without the prior written consent of the Company, provided, however, that such consent shall not be unreasonably withheld with respect to assignments to MDC's affiliates or wholly-owned subsidiaries; and provided further, that any such assignment shall not relieve MDC of any of its obligations under this Agreement.

            Subject to the foregoing, all the terms and conditions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

            13. Applicable Law and Severability. This document shall, in all respects, be governed by the laws of the State of Delaware applicable to agreements executed and to be wholly performed within the State of Delaware. Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provisions contained herein and any contrary present or future statute, law, ordinance or regulation, the latter shall prevail, but the provision of this document which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law.

            14. Further Assurances. Each of the parties hereto shall execute and deliver any and all additional papers, documents and other assurances, and shall do any and all acts and things reasonably necessary in connection with the performance of their obligations hereunder and to carry out the intent of the parties hereto.

            15. Attorneys'   Fees.  In  the  event any action is instituted by a
party to enforce any of the terms and provisions contained herein, the prevailing party in such action shall be entitled to such reasonable attorneys' fees, costs and expenses as may be fixed by the court.

            16. Time of the Essence. Time is of the essence of this Agreement and all the terms, provisions, covenants and conditions hereof.

            17. Captions. The captions appearing at the commencement of the paragraphs hereof are descriptive only and for convenience and reference. Should there be any conflicts between any such caption and the paragraph at the head of which it appears, the paragraph and not such caption shall control and govern in the construction of this document.

            18. Modifications or Amendments. No amendment, change or modification of this document shall be valid unless it is in writing and signed by all the parties hereto and expressly states that an amendment, change or modification of this Agreement is intended.

            19. Separate Counterparts. This document may be executed in one or more separate counterparts, each of which, when so executed, shall be deemed to be an original. Such counterparts shall, together, constitute and be one and the same instrument.

            20. Entire Agreement. This Agreement shall constitute the entire understanding and agreement between the parties hereto and shall supersede any and all letters of intent, whether written or oral, pertaining to the subject matter of this Agreement.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers on the date first appearing above.

                                   OSI HOLDINGS CORP.


                                   By:    /s/ David B. Kreiss
                                       ---------------------------

                                       Name:  David B. Kreiss
                                       Title: President

                                   MDC MANAGEMENT COMPANY III, L.P.,
                                   a California limited partnership


                                   By:    /s/ David E. King
                                       ---------------------------
                                       General Partner

                              ASSIGNMENT AGREEMENT

     This ASSIGNMENT AGREEMENT (this "Agreement"), dated as of December 10, 1999, is by and between Madison Dearborn Partners, Inc. ("MDP"), Outsourcing Solutions Inc. (f/k/a Outsourcing Holdings Corp.) ("OSI") and MDC Management Company III, L.P. ("MDC").

        Reference is made to the Advisory Services Agreement dated as of September 21, 1995 (the "Advisory Services Agreement"), by and between OSI and MDC. Capitalized terms not otherwise defined in this Instrument shall have the meanings given to such terms in the Advisory Services Agreement.

        In accordance with its rights under Section 12 of the Advisory Services Agreement, MDC wishes to (i) assign all of its rights in, to and under the Advisory Services Agreement to MDP and (ii) designate MDP as MDC under the Advisory Services Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

1.       Assignment and Assumption.


               (a) MDC hereby assigns to MDP all of its obligations with respect to and arising from the performance of advisory services to OSI after the date hereof and all of its rights under the Advisory Services Agreement, including, without limitation, MDC's right to receive the fee set forth in
                    Section 3.2 of the Advisory Services Agreement. Notwithstanding the foregoing, MDC's obligation under the confidentiality provisions set forth in Section 9 of the Advisory Services Agreement shall expire on the first anniversary of the date hereof with respect to OSI information obtained prior to the date hereof.


               (b) MDP hereby accepts the foregoing assignment of MDC's rights and hereby assumes all of MDC's obligations to perform advisory services under the Advisory Services Agreement after the date hereof and assumes all obligations arising from the performance of such services.

               (c) OSI hereby consents to MDC's assignment of its rights under the Advisory Services Agreement to MDP and accepts MDP's assumption of the obligation to perform advisory services under the Advisory Services Agreement after the date hereof. Notwithstanding anything to the contrary contained in
                    Section 12 of the Advisory Services Agreement, OSI hereby agrees that after MDC's assignment of its rights under the Advisory Services Agreement to MDP, MDC shall be relieved of all of its obligations under the Advisory Services Agreement.

2.      OSI hereby represents and warrants to MDP and MDC as follows:

               (a) OSI has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by OSI has been duly authorized and approved by its Board of Directors and no other corporate action on the part of OSI is necessary to authorize the execution, delivery and performance of this Agreement by OSI. This Agreement has been duly executed and delivered by OSI and, assuming the due execution and delivery of this Agreement by MDP and MDC, is a valid and binding obligation of OSI enforceable against OSI in accordance with its terms.

               (b) The execution and delivery of this Agreement by OSI will not: (1) violate any provision of the Certificate of Incorporation or By-Laws of OSI or the comparable governing documents of any of its Subsidiaries; (2) violate any statute, ordinance, rule, regulation, order or decree of any court or of any governmental or regulatory body, agency or authority applicable to OSI or any of its Subsidiaries or by which any of their respective properties or assets may be bound; (3) require any filing with, or permit, consent or approval of, or the giving of any notice to, or obtaining any new or additional licenses from any governmental or regulatory body, agency or authority; and (4) except as set forth in Section 3.01(d) of the Company's disclosure letter, result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a material default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any encumbrance upon any of the properties or assets of OSI or any of its Subsidiaries under, any of the terms, conditions or provisions of any license, franchise, permit, agreement, lease, or other instrument or obligation to which OSI or any of its Subsidiaries is a party, or by which it or any of their respective properties or assets are bound or subject.

               (c) OSI and MDC have each fully performed all of its obligations under the Advisory Services Agreement to date and neither is in breach of such agreement.

3.      MDC does hereby represent and warrant to MDP and OSI as follows:

               (a) MDC has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by MDC has been duly authorized by MDC and no other partnership action on the part of MDC is necessary to authorize the execution, delivery and performance of this Agreement by MDC. This Agreement has been duly executed and delivered by MDC and, assuming the due execution and delivery of this Agreement by MDP and OSI, is a valid and binding obligation of MDC enforceable against MDC in accordance with its terms.

               (b) The execution and delivery of this Agreement by MDC will not: (1) violate any provision of the Certificate of Limited Partnership or By-Laws of MDC; or (2) require any filing with, or permit, consent or approval of, or the giving of any notice to, or obtaining any new or additional licenses from any governmental or regulatory body, agency or authority.

               (c) MDC and OSI have each fully performed all of its obligations under the Advisory Services Agreement to date and neither is in breach of such agreement.

4.      MDP represents and warrants to MDC and OSI  as follows:

               (a) MDP has all requisite partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution delivery and performance of this Agreement by MDP has been duly authorized by MDP. No other action on the part of MDP (or its partners) is necessary to authorize the execution, delivery and performance of this Agreement by MDP. This Agreement has been duly executed and delivered by MDP and assuming the due execution and delivery of this Agreement by OSI and MDC, is a valid and binding obligation of MDP, enforceable against MDP in accordance with its terms.

               (b) The execution and delivery of this Agreement by MDP will not: (1) violate any provision of the Certificate of Limited Partnership or By-Laws of MDP; or (2) require any filing with, or permit, consent or approval of, or the giving of any notice to, or obtaining any new or additional licenses from any governmental or regulatory body, agency or authority.

5. This Agreement is executed and delivered pursuant to Sections 18 ("Modifications or Amendments") and 12 ("Assignments") of the Advisory Services Agreement. From the date hereof, all references to MDC in the Advisory Services Agreement shall be deemed to be references to MDP.

6. The first sentence of Section 3.2 shall be deleted and replaced with the following:

                      As  compensation  to MDP for its  management  and advisory services to the Company and its subsidiaries under this Agreement, the Company, on behalf of itself and its subsidiaries, agrees to pay MDP a fee in the amount of five hundred thousand dollars ($500,000) per year.

1. Section 11.2 of the Advisory Services Agreement shall be amended to read as follows:

                      11.2 All other notices, demands, and communications required or permitted hereunder shall be in writing and shall be delivered personally to the respective representatives of the Company and MDP set forth below or shall be mailed by registered mail, postage prepaid, return receipt requested. Notices, demands and communications hereunder shall be effective: (i) if delivered personally, on delivery; or (ii) if mailed, forty-eight (48) hours after deposit thereof in the United States mail addressed to the party to whom such notice, demand, or communication is given. Until changed by written notice, all such notices, demands and communication shall be addressed as follows:

                      If to the Company:    Outsourcing Solutions Inc.
                                            390 South Woods Mill Road
                                            Suite 350
                                            Chesterfield, Missouri 63017
                                            Attention:    Eric Fencl, Esq.
                                                          General Counsel

                                            Phone:        (314) 576-0022
                                            Fax:          (314) 576-1867


                      If to MDP:            Madison Dearborn Partners, Inc.
                                            Suite 3800
                                            Three First National Plaza
                                            Chicago, IL 60602
                                            Attention:    Timothy Hurd
                                            Phone:        (312) 895-1170
                                            Fax:          (312) 895-1156

                                            with a copy to:

                                            Kirkland & Ellis
                                            200 E. Randolph
                                            Chicago, IL 60601
                                            Attention:    Michael H. Kerr, P.C.
                                            Phone:        (312) 861-2000
                                            Fax:          (312) 861-2200

1. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one or more of such counterparts have been signed by each of the parties and delivered to the other party.

1. This Agreement shall be governed by, performed, construed and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

        IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the day and year first above written.

                                    MADISON DEARBORN PARTNERS, INC.

                                    By: /s/ Paul R. Wood
                                        ----------------------------------------
                                    Its:

                                    MDC MANAGEMENT COMPANY III, L.P.

                                    By: /s/
                                        ----------------------------------------

                                    Its:

                                    OUTSOURCING SOLUTIONS INC.

                                    By: /s/ Eric R. Fencl
                                        ----------------------------------------

                                    Its: